                                GAMNA FOCUS FUND





                                  ANNUAL REPORT
                                  JUNE 30, 2001

Dear Shareholders,

      The last twelve months have presented a challenging market environment due to sluggish economic growth and dismal reported earnings. Technology stocks performed the worst as their earnings plunged. Financial stocks, particularly investment banking firms, also lagged as M&A and IPO activity slowed dramatically. Basic materials, industrials, and consumer cyclical stocks have rebounded from their lows as the market anticipates an earnings recovery in these sectors later this year. Energy stocks performed well during the first quarter, but have recently lagged as energy prices have declined. Healthcare stocks have been mixed as strong earnings have been offset by fears concerning political developments in Washington D.C.

      Despite these difficult recent market conditions, GAMNA continues to encourage our clients to remain patient with the U.S. equity markets. As part of our fundamental analysis, GAMNA looks to the fixed income markets as an indicator of future economic trends. The slope of the yield curve since the beginning of the year has continued to steepen. Since April 2, 2001 the 3-month to 30 year differential has climbed from +123 basis points to over +200 basis points. Interest rates are also higher on the intermediate and long end of the yield curve. The treasury market is projecting an improving economic growth environment before the end of 2001.

      Given the dismal economic news that we have received from the manufacturing and technology sectors why would we give any credence to the positive outlook being signaled by the treasury yield curve? If we compare the current economic slump with the previous recessions the U.S. experienced in 1990 and in 1973-1974 the picture becomes a little clearer. The consumer sector entered the current downturn in much better shape both from a wealth and employment standpoint. The demographics of our population indicate that we are older than during previous recessions and are more affluent than in any other time in our history. The overall unemployment rate started this downturn at below 4% when in previous recessionary periods it started at more than 5%. This helps to explain why the housing sector and the auto sector have held up better than expected during this downturn. Consequently, we plan to emphasize consumer cyclical exposures within our portfolio.

      The Federal Reserve has been much more aggressive during the current economic downturn easing twice as fast as they did during the previous two recessions. The swift action of the Federal Reserve and the additional stimulus to be provided by both the federal tax cut and the recent drop in energy prices should provide the economy with a lift during the later part of 2001. As a result, we are investing in companies or industries that do well after the Federal Reserve has eased.

      Another investor concern has been market valuation. Economic fundamentals are not attractive and stocks simply do not look cheap by historical standards. Over the last thirty years the average P/E for the S&P 500 was approximately a 15 P/E and currently we are closer to a 23 P/E. However, the average level of interest rates over the last thirty years was 8 1/2%. Today the 30-year Treasury is 5 5/8%. Interest rates and inflation are both lower than historical averages, therefore, stocks should trade at above average valuations. GAMNA remains optimistic that the markets and the economy will improve before the end of 2001.

      Thank you for your continued support and trust in GAMNA.

Sincerely,

/s/ Mark P. Bronzo

Mark P. Bronzo, Chairman, President and CEO                        July 25, 2001

SECTOR DIVERSIFICATION AS OF JUNE 30, 2001

   Technology                             28.04%
   Consumer Discretionary                 19.27%
   Diversified                            15.37%
   Financial Services                     14.76%
   Health Care                            11.55%
   Utilities                               3.02%
   Other Energy                            2.85%
   Producer Durables                       2.60%
   Consumer Staples                        2.54%

TOP TEN HOLDINGS AS OF JUNE 30, 2001

   Veritas Software Corp.                  5.93%
   Tyco International Ltd.                 5.38%
   AOL Time Warner, Inc.                   5.36%
   Minnesota Mining &
      Manufacturing Co.                    5.05%
   Morgan Stanley Dean Witter & Co.        4.95%
   General Electric Co.                    4.93%
   Oracle Corp.                            4.71%
   Cardinal Health, Inc.                   4.71%
   Lowe's Companies, Inc.                  4.64%
   Costco Wholesale Corp.                  4.38%


COMPARISON OF A $10,000 INVESTMENT IN THE GAMNA FOCUS FUND VS. THE S&P 500 Index
              FROM INCEPTION (JULY 27, 1999) THROUGH JUNE 30, 2001

[GRAPH]


                        GAMNA FOCUS FUND CLASS A        S&P 500
7/27/1999                         $9,425                $10,000
12/31/1999                       $11,744                $10,959
6/30/2000                        $12,168                $10,916
12/31/2000                        $9,670                 $9,947
6/30/2001                         $7,484                 $9,274

              TOTAL RETURN FOR CLASS A, CLASS B AND CLASS C SHARES

                                          1 YEAR        INCEPTION TO 6/30/01
   GAMNA Focus Fund--Class A              (42.04)%                (13.95)%
   GAMNA Focus Fund--Class B              (41.67)%                (13.24)%
   GAMNA Focus Fund--Class C              (39.35)%                (11.56)%
   S&P 500 Index                          (14.94)%                 (7.26)%


All performance numbers shown above are load adjusted. The returns do not reflect taxes a shareholder would pay. Class A share purchases are charged a front end sales load of 5.75% of the offering price. Class B and C redemptions are charged a deferred sales load of 5.00% and 1.00%, respectively, on the lower of the original purchase amount or redemption proceeds. All returns include reinvested dividends. The Standard & Poor's 500 Stock Index is an unmanaged index and, unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses.

              Past Performance is Not Predictive of Future Results

                                GAMNA FOCUS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2001

                                                                                      SHARES          VALUE
                                                                                    ---------   --------------
COMMON STOCK--100.1%
AEROSPACE--2.6%
   United Technologies Corp.                                                          37,709    $    2,762,562
                                                                                                --------------
BIOTECHNOLOGY RESEARCH & PRODUCTION--0.7%
   Baxter International, Inc.                                                         14,860           728,140
                                                                                                --------------
COMMUNICATIONS & MEDIA--5.4%
   AOL Time Warner, Inc.**                                                           107,585         5,702,005
                                                                                                --------------
COMMUNICATIONS TECHNOLOGY--3.1%
   CIENA Corp.**                                                                      87,820         3,337,160
                                                                                                --------------
COMPUTERS SERVICES SOFTWARE & SYSTEMS--14.1%
   Microsoft Corp.**                                                                  50,190         3,663,870
   Oracle Corp.**                                                                    263,400         5,004,600
   VERITAS Software Corp.**                                                           94,781         6,305,780
                                                                                                --------------
                                                                                                    14,974,250
                                                                                                --------------
COMPUTER TECHNOLOGY--7.8%
   Dell Computer Corp.**                                                             173,139         4,527,585
   EMC Corp.**                                                                       131,008         3,805,782
                                                                                                --------------
                                                                                                     8,333,367
                                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES--9.3%
   Merrill Lynch & Company, Inc.                                                      77,040         4,564,620
   Morgan Stanley Dean Witter & Co.                                                   82,001         5,266,924
                                                                                                --------------
                                                                                                     9,831,544
                                                                                                --------------
DRUG & GROCERY STORE CHAINS--2.5%
   CVS Corp.                                                                          70,052         2,704,007
                                                                                                --------------
DRUGS & PHARMACEUTICALS--8.9%
   Cardinal Health, Inc.                                                              72,523         5,004,087
   Pfizer, Inc.                                                                      111,203         4,453,680
                                                                                                --------------
                                                                                                     9,457,767
                                                                                                --------------
ELECTRONICS: TECHNOLOGY--3.0%
   Celestica, Inc.**                                                                  61,701         3,177,602
                                                                                                --------------
ENERGY MISCELLANEOUS--2.9%
   Calpine Corp.**                                                                    80,140         3,029,292
                                                                                                --------------
ENTERTAINMENT--2.6%
   The Walt Disney Co.                                                                94,600         2,732,994
                                                                                                --------------
HEALTH CARE FACILITIES--2.0%
   Tenet Healthcare Corp.**                                                           40,780         2,103,840
                                                                                                --------------
INSURANCE: MULTI-LINE--3.3%
   American International Group, Inc.                                                 41,127         3,536,922
                                                                                                --------------

                                GAMNA FOCUS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                  JUNE 30, 2001

                                                                                      SHARES          VALUE
                                                                                    ---------   --------------
MULTI-SECTOR COMPANIES--15.4%
   General Electric Co.                                                              107,550    $    5,243,062
   Minnesota Mining & Manufacturing Co.                                               47,072         5,370,915
   Tyco International Ltd.                                                           105,048         5,725,116
                                                                                                --------------
                                                                                                    16,339,093
                                                                                                --------------

RETAIL--11.3%
   Costco Wholesale Corp.**                                                          113,269         4,653,091
   Gap, Inc. (The)                                                                    85,040         2,466,160
   Lowe's Companies, Inc.                                                             68,020         4,934,851
                                                                                                --------------
                                                                                                    12,054,102
                                                                                                --------------
SAVINGS & LOAN--2.2%
   Washington Mutual, Inc.                                                            61,860         2,322,843
                                                                                                --------------
UTILITIES: TELECOMMUNICATIONS--3.0%
   WorldCom, Inc.--WorldCom Group**                                                   226,093        3,210,521
                                                                                                --------------
TOTAL COMMON STOCKS ($120,310,394)                                                                 106,338,011
                                                                                                --------------

                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                  ----------
TEMPORARY INVESTMENTS--0.1%
   RBB Sanson Street Money Market Fund (Cost $98,608)                                $98,608            98,608
                                                                                                --------------
TOTAL INVESTMENTS--100.2%
   (Cost $120,409,002*)                                                                            106,436,619
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.2%)                                                         (198,586)
                                                                                                --------------
NET ASSETS--100%                                                                                $  106,238,033
                                                                                                ==============
----------------------

*    Aggregate cost for federal income tax purposes was $120,647,331. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

                        Gross Appreciation                                      $  3,549,815
                        Gross Depreciation                                       (17,760,527)
                                                                                ------------
                        Net depreciation                                        $(14,210,712)
                                                                                ============
**   Non-income producing securities.


                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                              JUNE 30, 2001

ASSETS:
   Investments, at value (Cost $120,409,002)                                                   $ 106,436,619
   Receivables:
      Fund shares sold                                                                                89,757
      Dividends                                                                                        7,700
      Interest                                                                                         1,833
                                                                                               -------------
         TOTAL ASSETS                                                                            106,535,909
                                                                                               -------------

LIABILITIES:
   Payable:
      Fund shares repurchased                                                                        146,301
      Due to affiliates                                                                               49,584
   Accrued expenses                                                                                  101,991
                                                                                               -------------
         TOTAL LIABILITIES                                                                           297,876
                                                                                               -------------
   NET ASSETS APPLICABLE TO ALL SHARES OUTSTANDING
         $.001 PAR VALUE, (300,000,000 SHARES AUTHORIZED)                                      $ 106,238,033
                                                                                               =============

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2001
   Paid-in capital                                                                             $ 147,162,613
   Accumulated net investment deficit                                                                (97,577)
   Accumulated net realized loss                                                                 (26,854,620)
   Unrealized depreciation on investments                                                        (13,972,383)
                                                                                               -------------
                                                                                               $ 106,238,033
                                                                                               =============

   Class A Net Assets                                                                          $  47,708,820
                                                                                               =============
   Class A Shares Outstanding                                                                      6,009,466
                                                                                               =============
   NET ASSET VALUE AND REDEMPTION PRICE--CLASS A SHARES                                                $7.94
                                                                                                       =====
   OFFERING PRICE ($7.94/(1-5.75%)--CLASS A SHARES                                                     $8.42
                                                                                                       =====


   Class B Net Assets                                                                          $  24,937,798
                                                                                               =============
   Class B Shares Outstanding                                                                      3,148,063
                                                                                               =============
   NET ASSET VALUE AND OFFERING PRICE--CLASS B SHARES                                                  $7.92
                                                                                                       =====
   REDEMPTION PRICE--CLASS B SHARES                                                                        *
                                                                                                       =====


   Class C Net Assets                                                                          $  33,591,415
                                                                                               =============
   Class C Shares Outstanding                                                                      4,258,179
                                                                                               =============
   NET ASSET VALUE AND OFFERING PRICE--CLASS C SHARES                                                  $7.89
                                                                                                       =====
   REDEMPTION PRICE--CLASS C SHARES                                                                        *
                                                                                                       =====

--------------------------------------

*    Varies based on length of time shares are held (Note F).

                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                             STATEMENT OF OPERATIONS

                            YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
   INCOME:
      Dividends                                                                                 $    569,978
      Interest                                                                                        82,693
      Foreign taxes withheld                                                                            (316)
                                                                                                ------------
         Total income                                                                                652,355
                                                                                                ------------

   Expenses:
      Investment advisory fee                                                                        757,677
      Service organization fee Class A                                                               153,695
      Service organization fee Class B                                                                84,211
      Service organization fee Class C                                                               106,493
      Distribution fee Class B                                                                       252,634
      Distribution fee Class C                                                                       319,478
      Accounting/Administration fee                                                                  246,312
      Legal fee                                                                                       75,000
      Directors' fees                                                                                 65,000
      Federal and state registration fees                                                             45,624
      Printing fee                                                                                    37,517
      Transfer agent fee Class A                                                                      35,000
      Transfer agent fee Class B                                                                      30,000
      Transfer agent fee Class C                                                                      39,000
      Custodian fee                                                                                   24,944
      Audit fee                                                                                       24,719
      Insurance fee                                                                                   19,006
      Miscellaneous                                                                                    7,146
                                                                                                ------------
      Total expenses                                                                               2,323,456
         Fee waivers                                                                                (561,909)
                                                                                                ------------
   Net expenses                                                                                    1,761,547
                                                                                                ------------
      Net investment deficit                                                                      (1,109,192)
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss from security transactions                                                  (22,112,564)
   Change in unrealized appreciation (depreciation) on investments                               (43,748,024)
                                                                                                ------------
      Net loss on investments                                                                    (65,860,588)
                                                                                                ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $(66,969,780)
                                                                                                ============

                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR          FOR THE PERIOD
                                                                               ENDED          JULY 27, 1999*
                                                                           JUNE 30, 2001   THROUGH JUNE 30, 2000
                                                                           -------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
      Net investment deficit                                                $ (1,109,192)       $   (968,791)
      Net realized and unrealized gain (loss) on investments                 (65,860,588)         25,033,585
                                                                            ------------        ------------
            Net increase (decrease) in net assets resulting
               from operations                                               (66,969,780)         24,064,794
                                                                            ------------        ------------
   From Capital Share Transactions:
      Proceeds from shares sold
         Class A                                                              26,100,414          56,821,430
         Class B                                                                 891,956          31,219,978
         Class C                                                               9,138,799          38,289,684
      Cost of shares redeemed
         Class A                                                             (11,301,384)           (795,026)
         Class B                                                                (142,733)             (4,000)
         Class C                                                              (1,108,801)            (67,298)
                                                                            ------------        ------------
            Net increase from capital share transactions**                    23,578,251         125,464,768
                                                                            ------------        ------------
   Total increase (decrease) in net assets                                   (43,391,529)        149,529,562
                                                                            ------------        ------------

NET ASSETS:
   Beginning of period                                                       149,629,562             100,000
                                                                            ------------        ------------
   End of period (including accumulated net investment deficit of
            ($97,577) and ($129,320), respectively)                         $106,238,033        $149,629,562
                                                                            ============        ============

** Capital share transactions are as follows:
                                                                               SHARES             SHARES
                                                                            ------------        ------------

      Class A    Shares purchased                                              2,292,224           4,963,057
                 Shares redeemed                                              (1,192,362)            (63,451)
                                                                            ------------        ------------
                    Net increase                                               1,099,862           4,899,606
                                                                            ============        ============

      Class B    Shares purchased                                                 68,259           3,096,363
                 Shares redeemed                                                 (16,264)               (296)
                                                                            ------------        ------------
                    Net increase                                                  51,995           3,096,067
                                                                            ============        ============

      Class C    Shares purchased                                                781,264           3,599,942
                 Shares redeemed                                                (116,921)             (6,107)
                                                                            ------------        ------------
                    Net increase                                                 664,343           3,593,835
                                                                            ============        ============

-------------------------
*    July 27, 1999 Commencement of operations.

                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                              FINANCIAL HIGHLIGHTS

The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                        CLASS A
                                                                               ----------------------------
                                                                                             FOR THE PERIOD
                                                                                 YEAR           7/27/99*
                                                                                ENDED           THROUGH
                                                                               6/30/01          6/30/00
                                                                               --------      --------------
Net asset value, beginning of period                                           $ 12.91          $ 10.00
                                                                               -------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (deficit)                                                      (0.07)           (0.06)
   Net gain (loss) on securities (both realized and unrealized)                  (4.90)            2.97
                                                                               -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                                           (4.97)            2.91
                                                                               -------          -------
LESS DISTRIBUTIONS
   Dividends from net investment income                                           0.00             0.00
   Distributions from capital gains                                               0.00             0.00
                                                                               -------          -------
      TOTAL DISTRIBUTIONS                                                         0.00             0.00
                                                                               -------          -------
Net asset value, end of period                                                 $  7.94          $ 12.91
                                                                               =======          =======
Total Return (1)                                                                (38.50)%          29.10%***
                                                                               =======          =======

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                        $47,709          $63,397
   Ratio of gross expenses (before waivers) to
      average net assets (2)                                                      1.25%            1.56%**
   Ratio of waivers to average net assets (2)                                    (0.12)%          (0.22)%**
   Ratio of net expenses (after waivers) to average net assets (2)                1.13%            1.34%**
   Ratio of net investment deficit to average net assets (2)                     (0.65)%          (0.89)%**
   Portfolio Turnover                                                            91.13%           54.26%

---------------------------

*    Commencement of operations
**   Annualized
***  Not Annualized
(1)  Exclusive of deduction of sales charges on investments.
(2) Expense waivers reflect voluntary reductions of distribution related expenses.

                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                              FINANCIAL HIGHLIGHTS

The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                                        CLASS B
                                                                               ----------------------------
                                                                                             FOR THE PERIOD
                                                                                 YEAR           7/27/99*
                                                                                ENDED           THROUGH
                                                                               6/30/01          6/30/00
                                                                               --------      --------------
Net asset value, beginning of period                                           $ 12.90          $ 10.00
                                                                               -------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (deficit)                                                      (0.08)           (0.11)
   Net gain (loss) on securities (both realized and unrealized)                  (4.90)            3.01
                                                                               -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                                           (4.98)            2.90
                                                                               -------          -------
LESS DISTRIBUTIONS
   Dividends from net investment income                                           0.00             0.00
   Distributions from capital gains                                               0.00             0.00
                                                                               -------          -------
      TOTAL DISTRIBUTIONS                                                         0.00             0.00
                                                                               -------          -------
Net asset value, end of period                                                 $  7.92          $ 12.90
                                                                               =======          =======
Total Return (1)                                                                (38.60)%          29.00%***
                                                                               =======          =======

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                        $24,938          $39,934
   Ratio of gross expenses (before waivers) to average net assets (2)             2.03%            2.45%**
   Ratio of waivers to average net assets (2)                                    (0.80)%          (0.90)%**
   Ratio of net expenses (after waivers) to average net assets (2)                1.23%            1.55%**
   Ratio of net investment deficit to average net assets (2)                     (0.76)%          (1.04)%**
   Portfolio Turnover                                                            91.13%           54.26%

----------------

*    Commencement of operations
**   Annualized
***  Not Annualized
(1)  Exclusive of deduction of sales charges on investments.
(2) Expense waivers reflect voluntary reductions of distribution related expenses.

                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                              FINANCIAL HIGHLIGHTS

The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                                        CLASS C
                                                                               ----------------------------
                                                                                             FOR THE PERIOD
                                                                                 YEAR           7/27/99*
                                                                                ENDED           THROUGH
                                                                               6/30/01          6/30/00
                                                                               --------      --------------
Net asset value, beginning of period                                           $ 12.88          $ 10.00
                                                                               -------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (deficit)                                                      (0.10)           (0.10)
   Net gain (loss) on securities (both realized and unrealized)                  (4.89)            2.98
                                                                               -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                                           (4.99)            2.88
                                                                               -------          -------
LESS DISTRIBUTIONS
   Dividends from net investment income                                           0.00             0.00
   Distributions from capital gains                                               0.00             0.00
                                                                               -------          -------
      TOTAL DISTRIBUTIONS                                                         0.00             0.00
                                                                               -------          -------
Net asset value, end of period                                                   $7.89           $12.88
                                                                               =======          =======
Total Return (1)                                                                (38.74)%          28.80%***
                                                                               =======          =======
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                        $33,591          $46,298
   Ratio of gross expenses (before waivers) to average net assets (2)             2.04%            2.45%**
   Ratio of waivers to average net assets (2)                                    (0.51)%          (0.80)%**
   Ratio of net expenses (after waivers) to average net assets (2)                1.53%            1.65%**
   Ratio of net investment deficit to average net assets (2)                     (1.06)%          (1.16)%**
   Portfolio Turnover                                                            91.13%           54.26%

-----------------------
*    Commencement of operations
**   Annualized
***  Not Annualized
(1)  Exclusive of deduction of sales charges on investments.
(2) Expense waivers reflect voluntary reductions of distribution related expenses.

                       See Notes to Financial Statements.

                            GAMNA SERIES FUNDS, INC.
                                GAMNA FOCUS FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001

A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

     The GAMNA Series Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company was organized as a Maryland corporation on March 18, 1999. The Company presently consists of a single series, GAMNA Focus Fund (the "Fund"). The Fund is non-diversified, as such term is defined in the 1940 Act. The Fund offers three classes of shares, Class A, Class B and Class C, each of which commenced investment operations on July 27, 1999. The following is a summary of significant accounting policies:

     SECURITY VALUATION--Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System, are valued at the last sales price, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. For the year ended June 30, 2001, no securities required last quoted bid price valuation. Short-term obligations, which mature in 60 days or less, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Income, non-class specific expenses, realized and unrealized gain/loss on investments are allocated to each class based on their respective net assets. Expenses borne by each class of the Fund may differ because of the allocation of other class-specific expenses.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis. Dividends paid on all classes are calculated at the same time. Dividends on Class B and Class C shares are expected to be lower then those on Class A shares due to higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes due to differences in other class specific expenses.

     FEDERAL INCOME TAXES--The Fund intends to qualify as a "regulated investment company" for federal income tax purposes under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders, which will be sufficient to relieve it from all or substantially all federal income and excise taxes.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B.   TRANSACTIONS WITH AFFILIATES

     Pursuant to an investment advisory agreement with the Company, Groupama Asset Management N.A. ("GAMNA" or "Adviser") serves as the Fund's adviser. For its advisory services, the Adviser is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate based on its average daily net assets, of 0.55% on the first $1 billion and 0.50% on assets over $1 billion. Under the terms of the Expense Limitation Agreement, a limit of 1.90% is set on the operating expenses for each class of the Fund for the initial three years of the Fund's operations. For the year ended June 30, 2001, each class of the Fund had an expense ratio (after waivers) below 1.90%. Thus, no expense waiver or reimbursement was required by the Adviser.

     From its inception until December 20, 2000, GAMNA was a joint venture between Finama Asset Management ("Finama") and Sorema N.A. Holding Corporation ("Sorema"). Effective December 20, 2000, Sorema sold 100% of its ownership in GAMNA to its affiliate, Finama. Sorema has a purchase and sale agreement with the Fund's distributor to facilitate the financing of payments under the Fund's distribution plan. The agreement was effective as of July 28, 1999.

                            GAMNA SERIES FUNDS, INC.
                                GAMNA FOCUS FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               June 30, 2001

Certain officers and directors of the Adviser are officers and/or directors of GAMNA Focus Fund. No such officers received compensation from the Fund. For the year ended June 30, 2001, the directors who are not affiliated with the Adviser received compensation of $65,000 from the Fund.

     At June 30, 2001, GAMNA and its affiliates held 7,704,571 shares with an aggregate value of $60,989,291.

C.   ADMINISTRATOR, DISTRIBUTOR, CUSTODIAN, AND TRANSFER AGENT

     PFPC Inc., ("PFPC"), serves as the Fund's administrator and accounting services agent. In compensation for its services, PFPC receives a monthly minimum fee and a monthly fee from the Fund based upon average daily net assets. PFPC has agreed to waive a portion of its administration fees during the Fund's second year of operations. For the year ended June 30, 2001, $16,820 of these fees have been waived.

     PFPC Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Class B and Class C shares each pay a distribution fee of 0.75% of average daily net assets of the Fund attributable to such shares. Some payments under the distribution plans may be used to compensate broker-dealers with trail or maintenance commissions. Class A, B and C shares also pay a service fee of 0.25% of average daily net assets of such Fund attributable to each Class. For the year ended June 30, 2001, the Distributor waived $542,089 of distribution and service fees.

     PFPC Trust Company (the "Custodian") serves as custodian of the assets of the Fund. As compensation for its services, the Custodian receives a fee based on the Fund's average daily gross assets, subject to certain minimums.

     PFPC also serves as the transfer agent and dividend-disbursing agent for the Fund. As such, PFPC receives a minimum monthly fee for each class, transaction charges and out of pocket expenses. For the year ended June 30, 2001, PFPC waived $3,000 of the Fund's transfer agent fee.

D.   INVESTMENT TRANSACTIONS

     For the year ended June 30, 2001, the aggregate purchases and sales of investment securities, other than short-term obligations, amounted to $149,160,978 and $122,549,012, respectively. There were no purchases or sales of long-term U.S. Government Securities.

E.   RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with the Fund's adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", $1,140,935 was reclassified from undistributed net investment deficit to paid-in capital. The principal component of this reclassification is a net operating loss which will not provide any future tax benefit to the Fund.

F.   CAPITAL LOSS CARRYOVERS

     The Fund maintained a net capital loss of $10,234,235 at June 30, 2001. $774,000 of this amount may be carried forward until June 30, 2008 to offset future net realized securities gains and $9,460, 235 of this amount may be carried forward until June 30, 2009 to offset future net realized securities gains. In addition, the Fund deferred the recognition of $16,382,056 net realized securities losses incurred during its fiscal year ended June 30, 2001. Such losses may be used to offset fiscal year 2002 net realized securities gains or, if unused, may be carried forward until June 30, 2010 to offset future net realized securities gains.

G.    SHAREHOLDER FEES

     Class A share purchases are charged a front end sales load of 5.75% of the offering price. Class B and C redemptions are charged a deferred sales load of 5.00% and 1.00%, respectively, on the lower of the original purchase amount or redemption proceeds.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
GAMNA Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GAMNA Focus Fund (the Fund) of the GAMNA Series Funds, Inc., including the schedule of portfolio investments, as of June 30, 2001 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year ended June 30, 2001 and for the period from July 27, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2001, as well as the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended June 30, 2001 and for the period from July 27, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

August 3, 2001

                                 PRIVACY POLICY

      GAMNA Series Funds, Inc. respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us or with the GAMNA Focus Fund's distributor, PFPC Distributors, Inc. In the normal course of serving clients, information we collect may be shared with companies that perform various services, such as the GAMNA Focus Fund's transfer agent, custodian, administrator and distributor. These organizations that receive information about you will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We do not disclose any information about you or any of our former customers to anyone, except to the Fund's distributor and service providers. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

DIRECTORS & OFFICERS

   Mark P. Bronzo
   CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

   Robert T. Adams
   DIRECTOR

   Vincent Benefico
   DIRECTOR

   James S. Carluccio
   DIRECTOR

   Edward Fogarty, Jr.
   DIRECTOR

   Joseph C. O'Connor
   DIRECTOR AND SENIOR VICE PRESIDENT

   Daniel W. Portanova
   DIRECTOR, SENIOR VICE PRESIDENT, TREASURER AND
   CHIEF OPERATING OFFICER

   Jonathan M. Rather
   DIRECTOR

   Iona K. Watter
   SECRETARY

   Mary Jane Maloney
   ASSISTANT SECRETARY

   Dennis J. Westley
   ASSISTANT TREASURER

   INVESTMENT ADVISER
   Groupama Asset Management N.A.
   199 Water Street
   New York, New York 10038

   DISTRIBUTOR
   PFPC Distributors, Inc.
   3200 Horizon Drive
   King of Prussia, PA 19406

   ADMINISTRATOR
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, DE 19809-3710

   TRANSFER AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, DE 19809-3710